Benefit Plans	12 Months Ended
Dec. 31, 2011
Benefit Plans
Benefit Plans

Note 8 - Benefit Plans

The Bank maintains the West Suburban Bank 401(k) Profit Sharing Plan (the “401(k) Plan”), which currently serves as the Company’s principal retirement plan. The 401(k) Plan was established to address the limited availability of West Suburban common stock for acquisition by the ESOP and to offer participants an avenue to diversify their retirement savings. The Company recorded expenses totaling $649, $625 and $668 during 2011, 2010 and 2009, respectively, for contributions to the 401(k) Plan.

The Bank also maintains an ESOP, which is a noncontributory tax qualified retirement plan that covers employees who have satisfied specific service requirements. The ESOP provides incentives to employees by granting participants an interest in West Suburban common stock, which represents the ESOP’s primary investment.

At December 31, 2011 and 2010, the ESOP held 89,348 and 90,775 shares of West Suburban common stock, respectively, that were allocated to ESOP participants. Upon termination of their employment, participants who elect to receive their benefit distributions in the form of West Suburban common stock may request the Company to purchase, when the Company is legally permitted to purchase its common stock, the common stock distributed at the appraised fair market value during two 60-day periods. The first purchase period begins on the date the benefit is distributed and the second purchase period begins on the first anniversary of the distribution date. This contingent repurchase obligation is reflected in the Company’s financial statements as “Common stock in ESOP subject to contingent repurchase obligation” and reduces shareholders’ equity by an amount that represents the independently appraised fair market value of all West Suburban common stock held by the ESOP and allocated to participants, without regard to whether it is likely that the shares would be distributed or that the recipients of the shares would be likely to exercise their right to require the Company to purchase the shares.

During 2011 and 2010, the ESOP distributed $137 and $434, respectively, in cash representing the interests of participants. In addition, the ESOP distributed 1,427 shares of West Suburban common stock in 2011 and 542 shares in 2010.

An individual account is established for each participant under the 401(k) Plan and the ESOP, and the benefits payable upon retirement, termination, disability or death are based upon service, the amount of the employer’s, and for the 401(k) Plan, an employee’s, contributions and any income, expenses, gains and losses and forfeitures allocated to the participant’s account.

The Company maintains deferred compensation arrangements with certain former and current executive officers and certain members of the Board of Directors. The deferred compensation expense was $100, $150 and $165 for the years ended December 31, 2011, 2010 and 2009, respectively. Executive officers can elect to defer the payment of a percentage of their salaries and cash bonuses, if any, and members of the Board of Directors can elect to defer the payment of their directors’ fees. In addition, the Company can elect to make annual contributions for the benefit of current participants in the Company’s deferred compensation arrangements. The annual contributions for certain senior executive officers in 2011, 2010 and 2009 were $25 per officer. There were no annual contributions for certain other executive officers in 2011 and 2010 and $5 in annual contributions in 2009. An additional $50 was contributed to the plan in 2010 for the benefit of a former senior executive officer in conjunction with a severance payment.

The total accumulated liability for all deferred compensation arrangements was $2,733 and $8,478 at December 31, 2011 and 2010, respectively. These amounts are included in accrued interest and other liabilities in the consolidated balance sheets. During 2011, the Company disbursed $6,077 to certain participants of its deferred compensation plan in connection with the termination of a portion of the deferred compensation plan.

The Company maintains a noncontributory postretirement benefit plan covering certain senior executives. The plan provides postretirement medical, dental and long term care coverage for certain executives and their surviving spouses. The eligible retirement age under the plan is age 62. The Company used a December 31 measurement date for its postretirement benefit plan. The plan is unfunded.

Information about changes during 2011 and 2010 in obligations of the postretirement benefit plan follows:

	2011	2010
Change in benefit obligation:
Beginning benefit obligation	$1,088	$993
Service cost	31	34
Interest cost	57	58
Actuarial loss (gain)	93	23
Benefits paid	(21)	(20)
Ending benefit obligation	1,248	1,088

Change in plan assets, at fair value:
Beginning plan assets	—	—
Employer contributions	21	20
Benefits paid	(21)	(20)
Ending plan assets	—	—

Unfunded status at December 31	$1,248	$1,088

Amounts recognized in accumulated other comprehensive loss at December 31 consist of:

	2011	2010
Net actuarial loss	$363	$293
Prior service cost	190	211
Total	$553	$504

The accumulated benefit obligation was $1,248 and $1,088 at December 31, 2011 and 2010, respectively.

Net postretirement benefit costs included the following components for the years ended December 31:

	2011	2010	2009
Service cost	$31	$34	$41
Interest cost	57	58	61
Amortization of unrecognized prior service cost	21	21	21
Amortization of net loss	22	21	27
Net periodic postretirement benefit cost	131	134	150

Net loss (gain)	93	23	(70)
Prior service cost	—	—	—
Amortization of net loss	(22)	(21)	(27)
Amortization of prior service cost	(21)	(21)	(21)
Total recognized in other comprehensive income	50	(19)	(118)
Postretirement benefit cost and other comprehensive loss	$181	$115	$32

The estimated net loss and the prior service cost for the defined postretirement benefit plan that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next fiscal year are $33 and $21, respectively.

The discount rate used to determine the benefit obligations in 2011 and 2010 was 4.50% and 5.25%, respectively. The discount rate used to determine the net periodic benefit costs in 2011, 2010 and 2009 was 5.25%, 5.95% and 6.25%, respectively.

For measurement purposes, an 8% annual rate of increase in the per capita premium cost of covered health care benefits was assumed for 2012, with the rate of increase reducing .5% per annum to an ultimate rate of increase of 5% in 2018. Dental benefits were assumed to increase 5% for 2012, which rate of increase is assumed to apply to future periods.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

	One-Percentage-Point Increase	One-Percentage-Point Decrease
Effect on total service and interest cost	$13	$(11)
Effect on accumulated postretirement benefit obligation	191	(160)

The Company expects to contribute amounts in 2012 to satisfy its obligations. The following benefit payments, which reflect expected future service, are expected for the years indicated:

2012	$13
2013	21
2014	28
2015	37
2016	48
Following 5 Years	330